EXHIBIT 99.1

3/12/2019

AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") as of made this __ day of February, 2019 by, between and among  JAGUARING COMPANY d/b/a CANNAVOLVE HOLDINGS, a Washington corporation ("CANNAVOLVE"); the CANNAVOLVE shareholders listed in the CANNAVOLVE CAP TABLE, which will be provided by CANNAVOLVE before or upon the signing of this Agreement, who are all of the shareholders of CANNAVOLVE Class A and Class B common stock ( the “HOLDERS”); and INTELLIGENT BUYING, INC., a California corporation listed on the OTC Markets “Pink Sheets” (“INTB” or the "Company").

R E C I T A L S:

WHEREAS:

A.  The respective Boards of Directors of CANNAVOLVE and INTB have determined that INTB should issue up to 3,446,950 restricted INTB common shares to acquire 100% of CANNAVOLVE from the HOLDERS (the “Reorganization”); and

B. INTB, CANNAVOLVE and HOLDERS agree to make certain representations, warranties, covenants and agreements in connection with the Reorganization, and also to prescribe various conditions to the Reorganization;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

ARTICLE I:

THE REORGANIZATION

1.01 The Reorganization.

(a)

Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the laws of California (the " Statutes"), INTB agrees to, and shall acquire, one hundred percent (100%) of the issued and outstanding Class A and Class B common shares of CANNAVOLVE, in exchange for the issuance at the Closing as set forth in Section 1.02 herein of up to 3,446,950 shares of restricted Common Stock to the HOLDERS set forth in the CANNAVOLVE CAP TABLE. INTB shares will be issued to those HOLDERS who consent to exchange their shares in accordance with that CAP TABLE.

(b)

Upon the terms and subject to the terms and conditions set forth in this Agreement, at and as of the Closing of the Reorganization, the parties hereto agree that ownership of the common shares and Preferred Shares of INTB shall be as set forth in Exhibit “A,” attached hereto and made a part hereof.

(c)

Anything herein or in any Exhibits hereto to the contrary notwithstanding, the Parties agree that as of the Closing, (1) the ownership of the issued and outstanding shares of INTB common stock shall be owned as set forth in Exhibit “A”; (2) the Preferred Stock shall have voting power equal to the percentage of common shares that equals 51% of the total number of shares issued and outstanding and which may be voted for any matter requiring 51% approval by shareholder vote of the common shares, (3) the Preferred Stock shall be owned as set forth in Section 3.01(c) herein; and (4) at and as of the Closing of this Agreement, an Articles of Amendment shall be approved by INTB’s current shareholders and directors and filed with the Secretary of State of California, amending the Articles in accordance with this Section 1.01(c).

1.02 Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 5.01, and subject to the satisfaction or waiver of the conditions set forth in Article III, the closing of the Reorganization (the "Closing") will take place at 10:00 a.m. on the first business day after satisfaction of the conditions set forth in Article VI (or as soon as practicable thereafter following satisfaction or waiver of the conditions set forth in Article VI) (the "Closing Date"), at the offices of John B. Lowy, Esq., unless another date, time or place is agreed to in writing by the parties hereto.

1.03 Articles of Incorporation; Bylaws.

         (a) The Certificate of Incorporation of the Company in effect immediately prior to the Effective Time of the Reorganization shall remain unchanged, except as set forth in Section 1.01(c) herein.

         (b) INTB’s Bylaws in effect at the Effective Time of the Reorganization shall continue to be the Bylaws of INTB, unless and until thereafter changed or amended as provided therein or by applicable law, or in conformity with Section 1.01(c).

1.04 Transition Period.   Upon the Effective Time of the Closing, the directors and officers of INTB shall be as follows: three designees of INTB and two designees of CANNAVOLVE; provided that Eric Swaney and Dante Jones shall agree to be CANNAVOLVE’s two designees.

ARTICLE II:

EFFECT OF THE REORGANIZATION

ON THE CAPITAL STOCK

2.01 Effect on Capital Stock. As of the Effective Time of the Reorganization, neither CANNAVOLVE nor INTB will have any outstanding warrants, options or any other contracts to purchase or issue any equity security of the Company, nor will there exist any convertible debt, preferred stock, or any other instrument convertible into equity securities of the Company, except as set forth in Section 3.01(c) of this Agreement, specifically regarding INTB’s Preferred Stock and the Convertible Note. Further, no dividends payable in any equity security of INTB or in cash shall be outstanding and unpaid.

ARTICLE III:

REPRESENTATIONS AND WARRANTIES OF INTB AND CANNAVOLVE

3.01 Representations and Warranties of INTB (the “Company”).  INTB hereby represents and warrants to CANNAVOLVE and HOLDERS, jointly and severally, as follows:

(a) Organization, Standing and Corporate Power.  The Company is duly organized, validly existing and in good standing under the laws of the State of California, and has the requisite corporate power and authority to carry on its business as now being conducted.  INTB is not authorized to conduct business, and does not conduct business, in any other state or jurisdiction, except for the States of California and New York.

(b) Authority.  The Company has the requisite corporate and other power and authority to enter into this Agreement and to consummate the Reorganization.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(c) Capital Structure.  The authorized capital stock of the Company consists of 50,000,000 shares of Company common stock at par value $.001 per share, and 25,000,000 shares of Preferred Stock, par value $.001 per share. There are 7,256,600 shares of common stock currently issued and outstanding, and 100,000 shares of Preferred Stock, to be issued to Principal Holdings, LLC (“Principal”), in consideration of Principal successfully negotiating the purchase of INTB, structuring this Agreement and the capitalization, and performing due-diligence.  All outstanding shares of common stock and Preferred Stock of the Company are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights.  At and as of the Closing INTB’s current principal shareholder (the “INTB Principal”) will return to INTB, for cancellation and retirement, 3,446,950 shares owned by the INTB Principal, so that, as a result of the retirement of the 3,446,950 shares by the INTB Principal, and the issuance of up to 3,446,950 shares to the HOLDERS, INTB will have issued and outstanding 7,256,600 common shares as of the Closing.  There are no outstanding bonds, debentures, notes or other indebtedness or other securities of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company may vote, except for (1) the INTB Convertible Note (the “INTB Note,” a copy of which is attached hereto as Exhibit “B”; (2) INTB’s obligation to raise $400,000 (net of fees, costs and commissions) in a Rule 506(c) offering (the “Pre-Closing Offering”) before the Closing of the acquisition contemplated by this Agreement; and (c) CANNAVOLVE’s obligation to raise $100,000 (net of fees, costs and commissions) in the Rule 506(c) Pre-Closing Offering. INTB and CANNAVOLVE both acknowledge and agree that all of the proceeds from both Pre-Closing Offerings will be held in escrow and will not be released to INTB until completion of the Closing.  Except for the INTB Note, the Pre-Closing Offering, and proposed issuance of common shares to the HOLDERS pursuant to this Agreement, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of the Company. There are no agreements or arrangements pursuant to which the Company is or could be required to register shares of Company Common Stock or other securities under the Securities Act of 1933, as amended (the "Securities Act").

(d) Noncontravention; Consents.  Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transactions contemplated hereby will: (i) violate or conflict with any provision of the authorizing documents of the Company; (ii) violate, accelerate or result in, a restriction, lien, charge, pledge, security interest or other encumbrance on the Company of any kind; or (iii) conflict with or violate any governmental regulation, statute, judgment or proceeding of any kind. Other than the approval of this Agreement by the Board of Directors, no consent of any kind is required by either the Company or its shareholders to consummate these transactions, including but not limited to any third party, any governmental agency or regulatory body, wherever located, except as set forth in Section 1 herein.

(e) Absence of Certain Changes or Events.  Since June 30, 2018, the Company has conducted its business only in the ordinary course consistent with past practice, and there is not and has not been: (i) any material adverse change with respect to the Company; (ii) any condition, event or occurrence which individually or in the aggregate could reasonably be expected to have a material adverse effect or give rise to a material adverse change with respect to the Company; (iii) any event which, if it had taken place following the execution of this Agreement, would not have been permitted by any provision of this Agreement without CANNAVOLVE’s prior consent; or (iv) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement.

(f) Litigation; Matters; Compliance with Laws:

(i)  There is no suit, judgment, action, proceeding or investigation outstanding, pending or, to the knowledge of the Company, threatened against or affecting the Company, or any basis for any such suit, action, proceeding or investigation, including (without limitation), any Federal or State regulatory authority, the Securities and Exchange Commission, FINRA or State Securities regulators’ suit, judgment, action, proceeding or investigation, that, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to the Company, or prevent, hinder or materially delay the ability of the Company to consummate the transactions contemplated by this Agreement; nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against the Company having, or which, insofar as reasonably could be foreseen by the Company, in the future, could have, any such effect.

(ii) The Company has never been involved in any bankruptcy proceedings, or similar proceedings, in any Federal or state court.

(g) Certain Employee Payments.  Except for an employment agreement with Gregg Templeton, the Company is not a party to any employment agreement which could result in the payment to any current, former or future director or employee of the Company of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee or director as a result of the transactions contemplated by this Agreement, whether or not (i) such payment, acceleration or provision would constitute a "parachute payment" (within the meaning of Section 280G of the Internal Revenue Code), or (ii) some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.

(h) Tax Returns and Tax Payments.  The Company has filed all state and Federal Tax Returns required to be filed by it, and has paid all or has made all Tax payments that are required.  No material claim for unpaid Taxes has been made or become a lien against the property of the Company or is being asserted against the Company, no audit of any Tax Return of the Company is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by the Company and is currently in effect. As used herein, "taxes" shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, "Tax Return" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

(i) Financial Statements. The Company’s audited financial statements, as of and for the years ended December 31, 2017 and December 31, 2018, are referred to hereinafter as the “INTB Financial Statements”).  The INTB Financial Statements, when delivered to CANNAVOLVE, will present fairly, in all material respects, the financial position of the Company as of the respective dates indicated and the results of operations and cash flows of the Company for the respective periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(j) Accuracy of Information. No statement, agreement, warranty or representation by the Company set forth herein or in the Exhibits hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of INTB hereto, or in connection with consummation of the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

(k) SEC Filings. INTB is a reporting issuer pursuant to Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”).  As of the Closing of the Reorganization contemplated by this Agreement, the Company will be current in its SEC filings for at least the previous three years. As of the date immediately preceding the signing of this Agreement, INTB is a “shell,” as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934.

(l) Symbol Status.  INTB’s common shares are quoted on the OTC Markets “Pink Sheets,” under the symbol “INTB.”  Company has received no stop order or similar order limiting or stopping trading in the Company’s common stock.

(m)  Effect of Warranties and Representations. All of the warranties and representations in this Section 3.01 shall survive the Closing.  No investigation by CANNAVOLVE or Holders shall affect or limit any of the warranties and representations made in this Section 3.01.

3.02. Representations and Warranties of CANNAVOLVE. CANNAVOLVE represents and warrants to the Company as follows:

(a) Organization, Standing and Corporate Power.  CANNAVOLVE is duly organized, validly existing and in good standing under the laws of the State of Washington, and has the requisite corporate power and authority to carry on its business as now being conducted. CANNAVOLVE is authorized to conduct business in every state in which it is required to be authorized.

(b) Authority.  CANNAVOLVE has the requisite corporate and other power and authority to enter into this Agreement and to consummate the Reorganization.  The execution and delivery of this Agreement by CANNAVOLVE and the consummation by CANNAVOLVE of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CANNAVOLVE. This Agreement has been duly executed and delivered by CANNAVOLVE, and constitutes a valid and binding obligation of CANNAVOLVE, enforceable against CANNAVOLVE in accordance with its terms.

(c) Capital Structure.  The authorized capital stock of CANNAVOLVE consists of 5,000,000 shares of Class A common stock, no par value, and 99,000,000 shares of Class B common stock, no par value.  CANNAVOLVE has no preferred shares either authorized or issued and outstanding. There are now, and will be as of immediately before the Closing of the Reorganization,  no more than 42,044,066  shares of  Class A and Class B common shares issued and outstanding, all of which shares, including (I) the INTB common shares to be issued to investors in CANNAVOLVE’s Pre-Closing Offering described in this Section 3.02(c) below, and (II) all INTB common shares to be issued upon conversion of all of CANNAVOLVE’s existing convertible notes (the ‘CANNAVOLVE Notes,” will be exchanged for a maximum of 3,446,950 shares of INTB common stock.   All outstanding shares of common stock of CANNAVOLVE are duly authorized, validly issued, fully paid and nonassessable, are not subject to preemptive rights, and were issued in compliance with State and Federal securities laws.  Any and all currently outstanding CANNAVOLVE Notes will be converted into common shares before the Closing, as a result of which there will be no outstanding bonds, debentures, notes or other indebtedness or other securities of CANNAVOLVE having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of CANNAVOLVE may vote as of the Closing.  Other than as set forth in this Section 3.02(c), there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which CANNAVOLVE is a party or by which it is bound obligating CANNAVOLVE to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity or voting securities of CANNAVOLVE, except for CANNAVOLVE’s obligation to raise $100,000 (net of fees, costs and commissions) in its Pre-Closing Offering. There are no agreements or arrangements pursuant to which CANNAVOLVE is or could be required to register shares of Company

Common Stock or other securities under the Securities Act of 1933, as amended (the "Securities Act").

(d) Noncontravention; Consents.  Neither the execution and delivery of this Agreement by CANNAVOLVE, nor the consummation of the transactions contemplated hereby will: (i) violate or conflict with any provision of the authorizing documents of CANNAVOLVE; (ii) violate, accelerate or result in, a restriction, lien, charge, pledge, security interest or other encumbrance on CANNAVOLVE of any kind; or (iii) conflict with or violate any governmental regulation, statute, judgment or proceeding of any kind. Other than the approval of this Agreement by the Board of Directors, no consent of any kind is required by CANNAVOLVE to consummate these transactions, including but not limited to any third party, any governmental agency or regulatory body.

(e) Absence of Certain Changes or Events.  Since June 30, 2018, CANNAVOLVE has conducted its business only in the ordinary course consistent with past practice, and there is not and has not been: (i) any material adverse change with respect to CANNAVOLVE; (ii) any condition, event or occurrence which individually or in the aggregate could reasonably be expected to have a material adverse effect or give rise to a material adverse change with respect to CANNAVOLVE; (iii) any event which, if it had taken place following the execution of this Agreement, would not have been permitted by any provision of this Agreement without CANNAVOLVE’s prior consent; or (iv) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of CANNAVOLVE to consummate the transactions contemplated by this Agreement.

(f) Litigation; Matters; Compliance with Laws:

(i)  There is no suit, judgment, action, proceeding or investigation outstanding, pending or, to the knowledge of CANNAVOLVE, threatened against or affecting CANNAVOLVE, or any basis for any such suit, action, proceeding or investigation, including (without limitation), any Federal or State regulatory authority, the Securities and Exchange Commission, FINRA or State Securities regulators’ suit, judgment, action, proceeding or investigation, that, individually or in the aggregate, could reasonably be expected to have a material adverse effect with respect to CANNAVOLVE, or prevent, hinder or materially delay the ability of CANNAVOLVE to consummate the transactions contemplated by this Agreement; nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against CANNAVOLVE having, or which, insofar as reasonably could be foreseen by CANNAVOLVE, in the future, could have, any such effect.

(ii) CANNAVOLVE has never been involved in any bankruptcy proceedings, or similar proceedings, in any Federal or state court.

(g) Certain Employee Payments.  CANNAVOLVE is not a party to any employment agreement which could result in the payment to any current, former or future director or employee of CANNAVOLVE of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee or director, except for Eric Swaney’s Employment Agreement by which he will be employed by INTB on a full-time basis, overseeing

INTB’s operations in Jamaica), and Dante Jones’ Employment Agreement. Both Swaney’s and Jones’ Employment Agreements have previously been provided to INTB There are no other agreements which could (i) constitute a "parachute payment" (within the meaning of Section 280G of the Internal Revenue Code), or (ii) result in some other subsequent action or event that would be required to cause such payment, acceleration or provision to be triggered.

(h) Tax Returns and Tax Payments.  CANNAVOLVE has filed all state and Federal Tax Returns required to be filed by it, and has paid all or has made all Tax payments that are required.  No material claim for unpaid Taxes has been made or become a lien against the property of CANNAVOLVE or is being asserted against CANNAVOLVE, no audit of any Tax Return of CANNAVOLVE is being conducted by a tax authority, and no extension of the statute of limitations on the assessment of any Taxes has been granted by CANNAVOLVE and is currently in effect. As used herein, "taxes" shall mean all taxes of any kind, including, without limitation, those on or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium value added, property or windfall profits taxes, customs, duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any governmental authority, domestic or foreign. As used herein, "Tax Return" shall mean any return, report or statement required to be filed with any governmental authority with respect to Taxes.

(i)Financial Statements. As a condition precedent to INTB’s obligations pursuant to this Agreement, and at least five days before the Closing of the Reorganization,

CANNAVOLVE shall provide INTB with: (I) audited financial statements, as of and for the years ended December 31, 2017 and December 31, 2018, which audited financial statements will be prepared in accordance with U.S. GAAP and signed by a PCAOB-registered auditing firm; and (II) if required for the filing of the “Super 8-K,” unaudited financial statements for the relative stub period (the “CANNAVOLVE Financial Statements”).  The CANNAVOLVE Financial Statements will present fairly, in all material respects, the financial position of CANNAVOLVE as of the respective dates indicated and the results of operations and cash flows of CANNAVOLVE for the respective periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. Upon presentation to INTB of the CANNAVOLVE Financial Statements, INTB shall have the right, upon 10 days’ written notice to CANNAVOLVE, to terminate this Agreement with no liability to either INTB or CANNAVOLVE.

 (j) Accuracy of Information. CANNAVOLVE has disclosed to INTB, and will continue to disclose to INTB from the date of this Agreement up to and including the date of Closing and thereafter, (I) all agreements of any kind or nature to which CANNAVOLVE is a party, and (II) any agreements which affect or could materially affect CANNAVOLVE’s business, assets, liabilities.  No statement, agreement, warranty or representation by CANNAVOLVE set forth herein or in the Exhibits hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of CANNAVOLVE hereto, or in connection with consummation of the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

(k) Recommendation. The Board of Directors of CANNAVOLVE has unanimously determined that the terms of the Reorganization are fair to and in the best interests of the holders of CANNAVOLVE’s HOLDERS, and has recommended that each HOLDER agree to its terms.

(l) Representations of HOLDERS.  At the Closing, each of CANNAVOLVE’s HOLDERS will sign an investment letter, by which each Investor will represent the following:

Investment Intent.  The Holders are acquiring the shares of the Company solely for each of their own accounts, as principals, for investment purposes and not with a view to, or for resale in connection with, any distribution or underwriting of such shares.  The Investors understand that the shares of Company stock issued to them under this Agreement have not been registered under either the United States Securities Act of 1933 or any state securities law, that the Investors must hold the such shares unless they are subsequently registered under those laws or transferred in reliance on an opinion of counsel, acceptable to the Company, that registration under those laws is not required, and that the certificates representing  such shares will bear a legend to the foregoing effect.

      Restrictive Legend.  Each share certificate issued to the Holders under this Agreement shall bear the following or similar restrictive legend:

THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS; NOR HAVE THEY BEEN PASSED UPON BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORY AUTHORITY. THE SHARES CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

(m)  Effect of Warranties and Representations. All of the warranties and representations in this Section 3.02 shall survive the Closing.  No investigation by INTB shall affect or limit any of the warranties and representations made by CANNAVOLVE in this Section 3.02.

ARTICLE IV:

ADDITIONAL AGREEMENTS

4.01   Public Announcements.  CANNAVOLVE, on the one hand, and the Company, on the other hand, will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement; and neither shall issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law or court process; provided, however, that a Form 8-K shall be filed within four days after this Reorganization Agreement is signed by CANNAVOLVE and INTB; and the

“Super 8-K” shall be filed within four days after the Closing of the Reorganization The parties agree that the initial press release or releases to be issued with respect to the transactions contemplated by this Agreement shall be mutually agreed upon prior to the issuance thereof.

4.02  Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

4.03 Filing of Super 8-K.  Within four days after the Closing of the Reorganization, INTB shall file with the SEC the “Super 8-K,” which shall contain all of the information required by SEC rules and regulations pertaining thereto. Notwithstanding the previous sentence, the Parties agree that no filing containing CANNAVOLVE Financial Statements shall be made with the SEC without the prior written consent of both INTB’s and CANNAVOLVE’s auditors.

ARTICLE V:

 TERMINATION, AMENDMENT AND WAIVER

5.01  Termination. This Agreement may be terminated and abandoned at any time prior to the Closing of the Agreement:

(a) by mutual written consent of CANNAVOLVE and INTB; or

(b)  by either CANNAVOLVE or the Company if any governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable; or

(c)  by CANNAVOLVE, if a material adverse change shall have occurred relative to the Company, or if a failure of any representation and warranty of the Company shall have occurred; or

(d)

by CANNAVOLVE, if INTB willfully fails to perform in any material respect any of its material obligations under this Agreement; or

(e)

by INTB, if CANNAVOLVE willfully fails to perform in any material respect any of its respective obligations under this Agreement; or

(f)

by INTB, if a material adverse change shall have occurred relative to CANNAVOLVE, or if a failure of any representation and warranty of CANNAVOLVE shall have occurred; or

(g)

by INTB, if HOLDERS owning less than 95% of the shares owned by the HOLDERS approve this Agreement.

5.02  Effect of Termination.

(a) In the event of proper termination of this Agreement by either the Company or CANNAVOLVE as provided in Section 5.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of CANNAVOLVE, INTB or the Holders.  Nothing contained in this Section shall relieve any party for any breach of the representations, warranties, covenants or agreements set forth in this Agreement.

5.03  Amendment.  This Agreement may not be amended except by an instrument in writing signed on behalf INTB and CANNAVOLVE.

ARTICLE VI:

GENERAL PROVISIONS

6.01 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by electronic mail, or overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to CANNAVOLVE or CANNAVOLVE Representative, to:

ERIC SWANEY

Dante Jones

Email: eric@jaguaring.net

dante@janguaring.net

If to INTB, to:

Philip Romanzi, CEO

Email: bagelhole@hotmail.com

              -copy to-

John B. Lowy, P.C.

johnl@johnlowylaw.com

6.02  Entire Agreement; No Third-Party Beneficiaries. This Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to confer upon any person other than the parties any rights or remedies.

6.03 Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In the event of any action being brought pursuant to this Agreement, the parties irrevocably consent to the jurisdiction and venue of the action as the State of New York, County of New York.

6.04 No Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

6.05 Counterparts.  This Agreement may be executed in one or more identical counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more such counterparts shall have been executed by each of the parties and delivered to the other parties.

6.06 Legal Counsel.  Each of CANNAVOLVE, INTB and HOLDERS have been represented by, consulted with and been advised by legal counsel of their choice.

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Agreement as of the date first above written.

JAGUARING COMPANY, d/b/a CANNAVOLVE

/s/ Eric Swaney	/s/ Dante Jones
By: Eric Swaney, COO and Chairman of the Board	By: Dante Jones, President

INTELLIGENT BUYING, INC.

/s/ Philip Romanzi
By: Philip Romanzi, CEO